Vanguard Variable Insurance Fund

Equity Index Portfolio

Supplement to the Prospectus and Summary Prospectus Dated September 7, 2017

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor” for the Equity Index Portfolio:

Portfolio Managers

Donald M. Butler, CFA, Principal of Vanguard. He has co-managed the Portfolio since 2016.

Michelle Louie, CFA, Portfolio Manager at Vanguard. She has co-managed the Portfolio since 2017.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisors:

Vanguard, through its Equity Index Group, provides investment advisory services for the Equity Index, Mid-Cap Index, and REIT Index Portfolios. The Equity Index Group also provides investment advisory services for the Conservative Allocation, Moderate Allocation, Total International Stock Market Index, and Total Stock Market Index Portfolios, the funds of funds, by (1) maintaining each Portfolio’s allocation to its underlying investments, and (2) providing investment advisory services to those underlying funds subject to the supervision and oversight of the trustees and officers of the underlying funds.

The managers primarily responsible for the day-to-day management of these Portfolios are:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1997, has managed the Mid-Cap Index Portfolio since its inception in 1999 (co-managed since 2016), and has co-managed the Equity Index Portfolio since 2016. Education: B.S.B.A., Shippensburg University.

William Coleman, CFA, Portfolio Manager at Vanguard. He has worked in investment management since joining Vanguard in 2006 and has co-managed the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios since 2013 and the Total International Stock Market Index Portfolio since 2017. Education: B.S., King’s College; M.S., Saint Joseph’s University.

Michael A. Johnson, Portfolio Manager at Vanguard. He has been with Vanguard since 1999, has managed investment portfolios since 2010, and has co-managed the Mid-Cap Index Portfolio since 2016. Education: B.S.B.A., Shippensburg University.

Michelle Louie, CFA, Portfolio Manager at Vanguard. She has been with Vanguard since 2010; has worked in investment management since 2012; has managed investment portfolios since 2016; and has co-managed the Equity Index Portfolio since 2017. Education: B.S., The American University; M.B.A., The Georgia Institute of Technology.

Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, has co-managed the Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios since 2013, has co-managed the REIT Index Portfolio since 2016, and has co-managed the Total International Stock Market Index Portfolio since 2017. Education: B.A., Arcadia University; M.B.A., Villanova University.

Gerard C. O’Reilly, Principal of Vanguard. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has managed the REIT Index Portfolio since its inception in 1999 (co-managed since 2016). Education: B.S., Villanova University.

Vanguard, through its Quantitative Equity Group, provides investment advisory services for the Equity Income and Small Company Growth Portfolios. The managers primarily responsible for the day-to-day management of these Portfolios are:

James P. Stetler, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; has managed investment portfolios, including a portion of the Equity Income Portfolio, since 2003 (co-managed since 2012); and has managed a portion of the Small Company Growth Portfolio since 2008 (co-managed since 2012). Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

Binbin Guo, Ph.D., Principal of Vanguard and head of Equity Research and Portfolio Strategies of Vanguard’s Quantitative Equity Group. He oversees the quantitative research team and develops portfolio strategies for equity and alternative asset classes. He has been with Vanguard since 2007 and has co-managed a portion of the Equity Income and Small Company Growth Portfolios since 2016. Education: B.S. and M.S., Tsinghua University, China; Ph.D. and M.Phil., Yale University.

CFA® is a registered trademark owned by CFA Institute.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 64 112017

Vanguard Variable Insurance Fund

Supplement to the Statement of Additional Information Dated September 7, 2017

Changes to Equity Index Portfolio

Michelle Louie replaces Scott Geiger as co-manager of the Equity Index Portfolio. All references to Scott E. Geiger are removed. The Portfolio’s investment objectives, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the following is added to the first paragraph under the heading “1. Other Accounts Managed” on page B-68:

Michelle Louie co-manages the Equity Index Portfolio; as of October 31, 2017, the Fund held assets of $5 billion. As of October 31, 2017, Ms. Louie also co-managed 3 other registered investment companies with total assets of $407 billion, (none of which had advisory fees based on account performance).

In the Investment Advisory Services section, the following replaces the paragraph under the heading “Ownership of Securities in the Portfolios” on page B-70:

The Portfolios are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies, which can only be purchased through a contract offered by an insurance company. Accordingly, the Portfolios that make up the Fund are suitable investments for only a limited subset of investors. As of October 31, 2017, Mr. Keogh, through investing in Vanguard Variable Annuity, indirectly had investments in the Balanced Portfolio within the $100,001-$500,000 range. No other named portfolio managers had indirect investments with any of the Portfolios.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 64B 112017